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                                                                   EXHIBIT 10.13


                       FIRST AMENDMENT TO LEASE AGREEMENT

        THIS FIRST AMENDMENT TO LEASE AGREEMENT, made as of this 28th day of June, 1996, by and between BARCLAY G. JONES III, AS TRUSTEE of DELMO (PA) QRS 11-36 and BARCLAY G. JONES III, AS TRUSTEE OF DELMO (PA) QRS 12-10, a Pennsylvania business trust (collectively, "Landlord") and DEL MONTE CORPORATION, a New York corporation ("Tenant").

                                  WITNESSETH:

        WHEREAS, Landlord and Tenant entered into a Lease Agreement dated as of October 31, 1995 (the "Lease Agreement") for premises located in Mendota, Illinois, Toppenish, Washington, Yakima, Washington and Plover, Wisconsin; and

        WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth.

        NOW, THEREFORE, and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord leases and demises to Tenant and Tenant leases from Landlord the premises described on Exhibit A-1 and Exhibit A-2 attached hereto and Landlord and Tenant further covenant and agree as follows:

        1. EXHIBIT A, LEGAL DESCRIPTION: YAKIMA, WASHINGTON is hereby deleted in its entirety and EXHIBIT A, LEGAL DESCRIPTION: YAKIMA, WASHINGTON attached hereto as Exhibit A-1 is hereby inserted in lieu thereof.

        2. EXHIBIT A, LEGAL DESCRIPTION: TOPPENISH, WASHINGTON - Parking attached hereto as Exhibit A-2 is hereby incorporated into the Lease as part of Exhibit A to the Lease.

        3. EXHIBIT C, PERMITTED EXCEPTIONS (YAKIMA, YAKIMA COUNTY, WASHINGTON) is hereby deleted in its entirety and EXHIBIT C, PERMITTED EXCEPTIONS (YAKIMA, YAKIMA COUNTY, WASHINGTON) attached hereto as Exhibit C-1 is hereby inserted in lieu thereof.

        4. EXHIBIT C, PERMITTED EXCEPTIONS (TOPPENISH PARKING, YAKIMA COUNTY, WASHINGTON) attached hereto as Exhibit C-2 is hereby incorporated into the Lease as part of Exhibit C.

        5. Paragraph 2 of EXHIBIT D, BASIC RENT PAYMENTS is hereby deleted in its entirety and the following Paragraph 2 is inserted in lieu thereof:

                "2. Basic Rent From and After June 28, 1996. Commencing on July 1, 1996 annual Basic Rent shall be $2,572,500 payable on the first day of July, 1996 and on the first day of each October, January, April and July thereafter until the expiration of the Term in quarterly installments of $643,125.00. Basic Rent shall be subject to the adjustments provided for in subparagraphs A, B and C of Paragraph 5 below."


                                       1.


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        6. EXHIBIT E, LANDLORD'S SHARE OF PROJECT COSTS is hereby deleted in its entirety and EXHIBIT E, LANDLORD'S SHARE OF PROJECT COSTS attached hereto as Exhibit E is hereby inserted in lieu thereof.

        7. EXHIBIT F, PERCENTAGE ALLOCATION OF BASIC RENT is hereby deleted in its entirety and EXHIBIT F, PERCENTAGE ALLOCATION OF BASIC RENT attached hereto as Exhibit F is hereby inserted in lieu thereof.

        8. Paragraph 1. Demise of Premises. is hereby amended by adding the phrase "Toppenish Parking" after "Toppenish Premises".

        9. Paragraph 2. Certain Definitions. is hereby amended as follows:

                "Construction Agency Agreement" shall mean that certain Construction Agency Agreement dated as of October 31, 1995, between Landlord, as owner, and Tenant, as agent for Landlord in connection with the construction of the Improvements, as amended by a First Amendment to Construction Agency Agreement.

                "Ground Lease" shall mean that certain Term Lease, lease no. 524,425, dated as of May 1, 1996 between Ground Lessor and Tenant and assigned by Tenant to Landlord by Assignment of Term Lease dated as of June 28, 1996 (such assignment having been consented to by Ground Lessor).

                "Ground Lessor" shall mean Burlington Northern Railroad Company, a Delaware corporation and Washington Central Railroad Company, a Washington corporation.

                "Related Premises" shall mean any one of the Mendota Premises, Toppenish Premises, Toppenish Parking, Yakima Premises and Plover Premises.

                "Surviving Obligations" shall mean any obligations of Tenant under this Lease and any obligations of the tenant under the Ground Lease, actual or contingent, which arise on or prior to the expiration or prior termination of this Lease or the Ground Lease, as the case may be, or which survive such expiration or termination by their own terms.

                The definition of "Yakima Funding Deadline" is hereby deleted.

        10. Subparagraph (a) of Paragraph 5. Term. is hereby restated in its entirety as follows:

                "(a) Subject to the provisions hereof, Tenant shall have and hold the Leased Premises for a primary term ("Primary Term") commencing on November 1, 1995 ("Commencement Date") and terminating at midnight on June 27,1996 ("Primary Term Expiration Date") and for an initial term (such initial term as extended or renewed in accordance with the provisions hereof being called herein the Initial Term")


                                               2.


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        commencing on June 28, 1996 ("Initial Term Commencement Date"). The
        Initial Term shall expire on June 30, 2016 "Expiration Date").

        11. Paragraph 10. Compliance with Laws and Easement Agreements; Environmental Matters. is hereby renamed Compliance with Laws, Easement Agreements and Ground Lease Environmental Matters. and is hereby modified by adding thereto the following subparagraph (i):

                "(i) Tenant, at its sole cost and expense, will at all times and faithfully abide by, discharge and perform all of the covenants, conditions and agreements contained in the Ground Lease and will not alter, modify, amend or terminate or attempt to alter, modify, amend or terminate the Ground Lease, give any consent or approval thereunder without in each case prior written consent of Landlord and Lender."

        12. Subparagraphs (a) through (c) of Paragraph 18. Termination Events. are hereby restated in their entirety as follows:

                "(a) If (i) all of any Related Premises shall be taken by a Taking or (ii) any substantial portion of any Related Premises shall be taken by a Taking or all or any substantial portion of any Related Premises shall be totally damaged or destroyed by a Casualty and, in any such case, Tenant certifies and covenants to Landlord that it will forever abandon operations at the Related Premises or (iii) Landlord receives notice from Ground Lessor that Ground Lessor is exercising its right under Section 11(b) of the Ground Lease to terminate the Ground Lease or (iv) the holder of any mortgage encumbering the interest of Ground Lessor in the Yakima Premises commences to foreclose or otherwise acquire the interest of Ground Lessor in the Yakima Premises, (any one or all of the Related Premises described in the above clauses (i) and
        (ii) above and the Yakima Premises with respect to (iii) and (iv) above being hereinafter referred to as the "Affected Premises" and each of the events described in the above clauses (i), (ii), (iii) and (iv) shall hereinafter be referred to as a "Termination Event"), then (x) in the case of (i) and (iii) above, Tenant shall be obligated, within thirty
        (30) days after Tenant receives a Condemnation Notice or within thirty days after Tenant receives a termination notice from Ground Lessor, as the case may be, and (x) in the case of (iv) above within ten (10) days after Tenant receives notice that any such holder has commenced to foreclose or otherwise acquire Ground Lessor's interest in the Yakima Premises, and (y) in the case of (ii) above, Tenant shall have the option, within thirty (30) days after Tenant receives a Condemnation Notice or thirty (30) days after the Casualty, as the case may be, to give to Landlord written notice (a "Termination Notice" of the Tenant's option to terminate this Lease as to the Affected Premises in the form described in Paragraph 18(b).

                (b) A Termination Notice shall contain (i) notice of Tenant's intention to terminate this Lease as to the Affected Premises on the first Basic Rent Payment Date which occurs at least thirty (30) days after the Fair Market Value Date (the "Termination Date"), (ii) a binding and irrevocable offer of Tenant to purchase the Affected Premises


                                       3.
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for a price equal to the Termination Amount and (iii) if the Termination Event
is an event described in Paragraph 18(a)(ii), the certification and covenant described therein and a certified resolution of the Board of Directors of Tenant authorizing the same. Promptly upon the delivery to Landlord of a Termination Notice, Landlord and Tenant shall commence to determine Fair Market Value.

                (c) If Landlord shall reject such offer to terminate this Lease as to the Affected Premises by written notice to Tenant (a "Rejection"), which Rejection shall contain the written consent of Lender, not later than thirty (30) days following the Fair Market Value Date, then this Lease shall terminate as to the Affected Premises on the Termination Date; provided that, if Tenant has not satisfied all Monetary Obligations and all other obligations and liabilities under this Lease which have arisen as to the Affected Property (collectively, "Remaining Obligations") on or prior to the Termination Date, then Landlord may, at its option, extend the date on which this Lease may terminate as to the Affected Premises to a date which is no later than the first Basic Rent Payment Date after the Termination Date on which Tenant has satisfied all Remaining Obligations. Upon such termination (i) all obligations of Tenant hereunder as to the Affected Premises shall terminate except for any Surviving Obligations, (ii) Tenant shall promptly vacate and shall have no further right, title or interest in or to any of the Affected Premises and (iii) the Net Award or payment by Ground Lessor, as the case may be, shall be retained by Landlord. Notwithstanding anything to the contrary hereinabove contained, if Tenant shall have received a Rejection and, on the date when this Lease would otherwise terminate as provided above, Landlord shall not have received the full amount of the Net Award payable by reason of the applicable Termination Event, then on the Termination Date Tenant shall assign to Landlord all of its right, title and interest, if any, in and to the Net Award."

        13. Paragraph 20. Procedures Upon Purchase. is hereby amended by deleting clause (i) of subparagraph (b) and inserting in lieu thereof the following:

                "(i) a Special Warranty Deed (or with respect to the Yakima Premises a Special Warranty Assignment of Ground Lease) which describes the premises being conveyed and conveys the title thereto as provided in Paragraph 20(a), . . ."

        14. Paragraph 22. Events of Default. is hereby amended in the following respects:

                (a) Subparagraph (a) is hereby amended by changing the date in clause (xviii) from "April 1, 1996" to "June 28, 1996" and by adding thereto the following clause (xx) and (xxi):

                    "(xx) a default shall occur under the Ground Lease, or

                    (xxi) Tenant shall fail to comply with the terms of Section
        6.07 of the Construction Agency Agreement with respect to the Yakima Premises, or


                                       4.
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                    (xxii) Tenant shall fail to make a rejectable offer under
        Paragraph 12(a)(iii) or (iv) within the time periods provided therein."

                (b) Subparagraph (b) is hereby amended by deleting the word "or" in the fourth line thereof and adding the phrase "(xx), (xxi) or (xxii)" after "(xix)".

        15. Paragraph 35. Security Deposit. is hereby amended by deleting the second full sentence in subparagraph (a) and inserting in lieu thereof the following:

                "The Security Deposit shall be increased to $2,600,000 on January 1, 1996, to $3,900,000 on April 1, 1996, to June 1, 1996 and
        commencing on June 28, 1996 and continuing until completion of the Yakima Premises in accordance with the terms of Article VI of the Construction Agency Agreement shall be maintained at an amount equal to $5,395,000. Upon completion of the Yakima Premises in accordance with the terms of Article VI of the Construction Agency Agreement, the amount of the Security Deposit shall be reduced to $3,072,500. In each instance the Letter of Credit shall be reissued or amended accordingly."

        16. Except as specifically amended hereby, the terms and conditions of the Lease Agreement shall be binding on Landlord and Tenant and their respective successors and assigns, and from and after the date hereof the term "Lease" shall mean the Lease as amended by this First Amendment to Lease Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Lease Agreement to be duly executed under seal as of the day and year first above written.

                      BALANCE OF PAGE INTENTIONALLY BLANK


                                               5.
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             SIGNATURE PAGE FOR FIRST AMENDMENT TO LEASE AGREEMENT


                                   DELMO (PA) QRS 11-36,
                                   a Pennsylvania Business Trust


                                   By: /s/ BARCLAY G. JONES
                                       -----------------------------------------
                                       Barclay G. Jones, Trustee



                                   DELMO (PA) QRS 12-10,
                                   a Pennsylvania Business Trust


                                   By: /s/ BARCLAY G. JONES
                                       -----------------------------------------
                                       Barclay G. Jones, Trustee



ATTEST:                            DEL MONTE CORPORATION
                                   A New York corporation

By: /s/ RAYMOND S. VOLAN           By: /s/ JON W. GRAVES
   ----------------------------       ------------------------------------------
Title: Real Estate Mgr.            Title: Assistant Treasurer

[Corporate Seal]